FOURTH MODIFICATION AGREEMENT

    This Fourth Modification Agreement (this “Agreement”) is made as of January 31, 2025 (the “Effective Date”), by and among 1130 HOWARD (SF) OWNER, L.P., a Delaware limited partnership, CIM URBAN REIT PROPERTIES IX, L.P., a Delaware limited partnership, and TWO KAISER PLAZA (OAKLAND) OWNER, LLC, a Delaware limited liability company (individually and collectively, “Borrower”), the lenders (each a “Lender,” and, collectively, the “Lenders”) from time to time party to the Credit Agreement (as defined below), and JPMORGAN CHASE BANK, N.A., a national banking association, as administrative agent for the Lenders (in such capacity, “Administrative Agent”).

Factual Background

A.    Pursuant to that certain Amended and Restated Credit Agreement dated as of December 16, 2022, among Borrower, Lenders, and Administrative Agent, as amended by that certain Modification Agreement dated as of May 14, 2024, that certain letter agreement dated as of August 7, 2024, that certain Second Modification Agreement dated as of October 24, 2024, and that certain Third Modification Agreement dated as of December 24, 2024 (collectively, as amended, restated or otherwise modified from time to time, the “Credit Agreement”), Lenders agreed to provide revolving loans and term loans (the “Facility”) to Borrower. Capitalized terms used herein without definition have the meanings ascribed to them in the Credit Agreement.
B.    The Facility is evidenced by the Notes. The Facility is non-revolving.
C.    The Notes are secured by, among other things, the Security Instruments.
D.    CIM Urban Partners, L.P., a Delaware limited partnership, and Creative Media & Community Trust Corporation, a Maryland corporation (individually and collectively, (“Guarantor”), guaranteed Borrower’s obligations to Administrative Agent and Lenders in connection with the Facility pursuant to that certain Amended and Restated Guaranty dated as of December 16, 2022, executed by Guarantor in favor of Administrative Agent, for the benefit of the Lenders (as amended, restated or otherwise modified from time to time, the “Guaranty”).
E.    In connection with the Facility, Borrower and Guarantor executed an Amended and Restated Environmental Indemnity Agreement (as amended, restated or otherwise modified from time to time, the “Environmental Indemnity”) dated as of December 16, 2022, in favor of Administrative Agent and the Lenders.
F.    As used herein, the term “Loan Documents” means the Credit Agreement, the Notes, the Security Instruments, the Guaranty, the Environmental Indemnity and any other documents and agreements executed in connection with the Facility, including those which evidence, guarantee, secure or modify the Facility, as any or all of them may have been amended to date. This Agreement is a Loan Document.
G.    As of the Effective Date, the Total Outstandings are Fifteen Million and 15/100 Dollars ($15,000,000.15).
    Guarantor Consent and Reaffirmation

H.    Borrower has requested and Administrative Agent and JPMorgan Chase Bank, N.A., as the sole remaining Lender under the Credit Agreement, have agreed to modify the Facility as provided herein, all on the terms and conditions set forth herein.
I.    Borrower, Administrative Agent and Lender now wish to modify the Facility as set forth below.
Agreement

    Therefore, Borrower, Administrative Agent and Lender agree as follows:

1.    Recitals. The recitals set forth above in the Factual Background are true, accurate and correct.
2.    Reaffirmation of Loan. Borrower reaffirms all of its obligations under the Loan Documents, and Borrower acknowledges that it has no claims, offsets or defenses with respect to the payment of sums due under any Note or any other Loan Document.
3.    Modification of Loan Documents. The Loan Documents are hereby amended as follows:
(a)    Maturity Date. The maturity of the Loan is hereby extended from January 31, 2025 to March 31, 2025. All references to the “Maturity Date” under the Loan Documents shall be deemed to refer to March 31, 2025. Borrower shall repay to the Lenders on the Maturity Date the aggregate outstanding principal amount of all Loans and all other Obligations outstanding on such date. Notwithstanding anything to the contrary in any Loan Document, Borrower shall have no further option to extend the maturity of the Loan.
(b)    Secured Obligations. Each Security Instrument is modified to secure payment and performance of the Facility, as amended to date, in addition to all other “Obligations” as therein defined. Notwithstanding the foregoing, certain obligations continue to be excluded from the Obligations, as provided in each such Security Instrument.
4.    Conditions Precedent. Before this Agreement becomes effective and any party becomes obligated under it, all of the following conditions shall have been satisfied at Borrower’s sole cost and expense in a manner acceptable to Administrative Agent and Lenders, in the exercise of their sole judgment:
(a)    Administrative Agent shall have received fully executed counterparts of this Agreement and of the Consent and Reaffirmation attached hereto executed by Guarantor with respect to the Guaranty;
(b)    Administrative Agent has received (i) at least five (5) days prior to the Effective Date, all documentation and other information regarding Borrower requested in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, to the extent requested in writing of Borrower at least ten (10) days prior to the Effective Date, and (ii) at least five (5) days prior to the Effective Date, if requested by any Lender at least ten (10) days prior to the Effective Date by written notice to Borrower and to the extent Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in
    Guarantor Consent and Reaffirmation

relation to Borrower (provided that, upon the execution and delivery by each Lender of its signature page to this Agreement, the condition set forth in this clause (ii) shall be deemed to be satisfied);
(c)    Administrative Agent shall have received for the ratable benefit of Lenders an extension fee in the amount of Fifty Thousand and No/100 Dollars ($50,000.00);
(d)    Administrative Agent shall have received an updated Borrowing Base Compliance Certificate evidencing that the Total Outstandings do not exceed the lesser of the Facility Amount and the Borrowing Base; and
(e)    Administrative Agent shall have received reimbursement, in immediately available funds, of all reasonable and documented costs and expenses incurred by Administrative Agent in connection with this Agreement, including charges for title insurance (including endorsements), recording, filing and escrow charges, and reasonable and documented legal fees and expenses of Administrative Agent’s and the Lenders’ counsel, in each case, to the extent invoiced at least one (1) Business Day prior to the Effective Date.
5.    Borrower’s Representations and Warranties. Borrower represents and warrants to Administrative Agent and Lenders as follows:
(a)    Loan Documents. All representations and warranties made and given by Borrower in the Loan Documents are true, accurate and correct, subject to such matters, if any, as have been previously disclosed to Administrative Agent in writing, in all material respects on and as of the Effective Date except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date, (ii) any representation or warranty that is already by its terms qualified as to “materiality”, “Material Adverse Effect” or similar language is true and correct in all respects as of the Effective Date after giving effect to such qualification, and (iii) for purposes of this subsection, the representations and warranties contained in subsection (a) of Section 5.05 refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01.
(b)    No Default. No Default or Event of Default has occurred and is continuing.
(c)    Borrowing Entity. There have been no changes in the organization, composition, ownership structure or formation documents of any Borrower since the date of the Credit Agreement that would violate any restrictions set forth in the Loan Documents.
(d)    Beneficial Ownership Certification. As of the Effective Date, to the best knowledge of Borrower, the information included in any Beneficial Ownership Certification provided by such Borrower on or prior to the Effective Date to JPMorgan Chase Bank, N.A. in connection with this Agreement is true and correct in all material respects.
6.    Incorporation. This Agreement shall form a part of each Loan Document, and all references to a given Loan Document shall mean that document as hereby modified.
7.    No Prejudice; Reservation of Rights. This Agreement shall not prejudice any rights or remedies of Administrative Agent nor any Lender under the Loan Documents. Administrative Agent
    Guarantor Consent and Reaffirmation

and the Lenders reserve, without limitation, all rights which it has against any indemnitor, guarantor, or endorser of the Notes.
8.    No Impairment. Except as specifically hereby amended, the Loan Documents shall each remain unaffected by this Agreement and all such documents shall remain in full force and effect. Nothing in this Agreement shall impair the lien of any Security Instrument, which as hereby amended shall remain one deed of trust with a power of sale, creating a first lien encumbering the Borrowing Base Property described therein.
9.    Purpose and Effect of Administrative Agent’s and/or Lenders Approval. Administrative Agent’s and/or any Lender’s approval of any matter in connection with the Facility shall be for the sole purpose of protecting Administrative Agent’s and such Lender’s security and rights. No such approval shall result in a waiver of any default of Borrower. In no event shall Administrative Agent’s and/or any Lender’s approval be a representation of any kind with regard to the matter being approved.
10.    Reversal of Payments. If Administrative Agent receives any payments which are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be paid to a trustee, debtor-in-possession, receiver or any other party under any bankruptcy law, common law, equitable cause or otherwise, then, to such extent, the obligations or part thereof intended to be satisfied by such payments or proceeds shall be reversed and continue as if such payments or proceeds had not been received by Administrative Agent.
11.    Course of Dealing. Administrative Agent, each Lender and Borrower hereby acknowledge and agree that at no time shall any prior or subsequent course of conduct by Borrower, Administrative Agent or any Lender directly or indirectly limit, impair or otherwise adversely affect any of Administrative Agent’s or any Lender’s rights, interests or remedies in connection with the Facility and the Loan Documents or obligate Administrative Agent or any Lender to agree to, or to negotiate or consider an agreement to, any waiver of any obligation or default by Borrower under any Loan Document or any amendment to any term or condition of any Loan Document.
12.    Integration. The Loan Documents, including this Agreement: (a) integrate all the terms and conditions mentioned in or incidental to the Loan Documents; (b) supersede all oral negotiations and prior and other writings with respect to their subject matter; and (c) are intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in those documents and as the complete and exclusive statement of the terms agreed to by the parties. If there is any conflict between the terms, conditions and provisions of this Agreement and those of any other agreement or instrument, including any of the other Loan Documents, the terms, conditions and provisions of this Agreement shall prevail.
13.    Release. As further inducement to the Administrative Agent and Lenders to enter into this Agreement, each Borrower hereby releases Administrative Agent and the Lenders as follows:
(a)    Borrowers and, by its execution of the attached Consent and Reaffirmation, each Guarantor and their respective heirs, successors and assigns (collectively, the “Releasing Parties”) do hereby release, acquit and forever discharge Administrative Agent and the Lenders (in their capacities as such) of and from any and all claims, demands, obligations, liabilities, indebtedness, breaches of contract, breaches of duty or any relationship, acts, omissions, misfeasance, malfeasance, cause or causes of action, debts, sums of money, accounts, compensation, contracts, controversies, promises,
    Guarantor Consent and Reaffirmation

damages, costs, losses and expenses of every type, kind, nature, description, or character, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, each as though fully set forth herein at length, which exist as of the Effective Date and which in any way arise out of, are connected with or related to the Loan Documents or this Agreement (collectively, the “Released Claims”).
(b)    The agreement of the Releasing Parties, as set forth in the preceding subparagraph (a) shall inure to the benefit of the respective successors, assigns, insurers, administrators, agents, employees, and representatives of Administrative Agent and the Lenders.
(c)    The Releasing Parties have read the foregoing release, fully understand the legal consequences thereof and have obtained the advice of counsel with respect thereto. The Releasing Parties further warrant and represent that they are authorized to make the foregoing release.
(d)    To the extent that, notwithstanding the New York choice of law provisions of this Agreement and the other Loan Documents, California law is deemed to apply to the release provisions set forth herein, the Releasing Parties acknowledge and agree that they understand the meaning and effect of Section 1542 of the California Civil Code which provides:
A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party.
(e)    Each Releasing Party acknowledges that the foregoing release shall extend to Released Claims which the Releasing Party does not know or suspect to exist in Releasing Party's favor at the time of executing this Agreement, regardless of whether such Released Claims, if known by such Releasing Party, would have materially affected such Releasing Party's decision to enter into this Agreement. Each Releasing Party waives and relinquishes any right or benefit which it has or may have under any provision of the statutory or nonstatutory law of any jurisdiction which provides to the contrary, to the full extent that it may lawfully waive all such rights and benefits. In connection with such waiver and relinquishment, each Releasing Party acknowledges that it is aware that it or its attorneys or agents may hereafter discover facts in addition to or different from those which it now knows or believes to exist with respect to the subject matter of this Section 13 or the other parties hereto, but that each Releasing Party intends hereby fully, finally and forever to settle, waive and release all of the Released Claims, known or unknown, suspected or unsuspected, which now exist or may exist hereafter between Releasing Parties, on the one hand, and Administrative Agent and the Lenders, on the other hand, in connection with the Loan Documents, except as otherwise expressly provided in this Section 13. This release shall be and remain in effect notwithstanding the discovery or existence of any such additional or different facts.
(f)    Each Releasing Party warrants and represents that it is the sole and lawful owner of all right, title and interest in and to all of the respective Released Claims released hereby and that it has not heretofore voluntarily, by operation of law or otherwise, assigned or transferred or purported to assign or transfer to any person or entity any such claim or any portion thereof. If any Releasing Party shall have assigned or transferred, or purported to assign or transfer, any Released Claim released hereunder, then such Releasing Party shall indemnify Administrative Agent and the Lenders and hold Administrative Agent and the Lenders harmless from and against any loss, cost, claim or expense including but not limited to all costs related to the defense of any action, including reasonable attorneys’
    Guarantor Consent and Reaffirmation

fees, based upon, arising out of, or incurred as a result of any such assigned or transferred Released Claim.
(g)    This release is not to be construed and does not constitute an admission of liability on the part of Administrative Agent or any Lender. This release shall constitute an absolute bar to any Released Claim of any kind, whether such claim is based on contract, tort, warranty, mistake or any other theory, whether legal, statutory or equitable. The Releasing Parties specifically agree that any attempt to assert a claim barred hereby shall subject each of them to the provisions of applicable law setting forth the remedies for the bringing of groundless, frivolous or baseless claims or causes of action.
14.    Miscellaneous. This Agreement and any attached consents or exhibits requiring signatures may be executed in counterparts, and all counterparts shall constitute but one and the same document. If any court of competent jurisdiction determines any provision of this Agreement or any of the other Loan Documents to be invalid, illegal or unenforceable, that portion shall be deemed severed from the rest, which shall remain in full force and effect as though the invalid, illegal or unenforceable portion had never been a part of the Loan Documents. This Agreement shall be governed by the laws of the State of New York, without regard to the choice of law rules of that State. As used here, the word “include(s)” means “includes(s), without limitation,” and the word “including” means “including, but not limited to.”
THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
[Signatures begin on following page.]
    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the Effective Date.

1130 HOWARD (SF) OWNER, L.P.,
a Delaware limited partnership

By:    1130 Howard (SF) GP, LLC,
    a Delaware limited liability company,
    its general partner

    By: /s/ David Thompson
    Name: David Thompson
    Title: Vice President and Chief Financial Officer

    Guarantor Consent and Reaffirmation

CIM URBAN REIT PROPERTIES IX, L.P.,
a Delaware limited partnership

By:    CIM Urban REIT GP II, LLC,
    a Delaware limited liability company,
    its general partner

    By: /s/ David Thompson
    Name: David Thompson
    Title: Vice President and Chief Financial Officer

TWO KAISER PLAZA (OAKLAND) OWNER, LLC, a Delaware limited liability company By: /s/ David Thompson Name: David Thompson Title: Vice President and Chief Financial Officer

[Signatures Continue on the Following Page]

    Guarantor Consent and Reaffirmation

JPMORGAN CHASE BANK, N.A., a national banking association, as Administrative Agent By: /s/ Ryan M. Dempsey Name: Ryan M. Dempsey Title: Authorized Officer

[Signatures Continue on the Following Page]

    Guarantor Consent and Reaffirmation

JPMORGAN CHASE BANK, N.A., a national banking association, as Lender By: /s/ Ryan M. Dempsey Name: Ryan M. Dempsey Title: Authorized Officer

Consent and Reaffirmation

Each of the undersigned (each, a “Guarantor”) hereby consents to the foregoing Fourth Modification Agreement (the “Modification Agreement”) and the transactions contemplated thereby (including the release provisions therein) and reaffirms its obligations under (a) that certain Amended and Restated Guaranty, dated as of December 16, 2022 (as amended, restated or otherwise modified from time to time, the “Guaranty”), and (b) that certain Amended and Restated Environmental Indemnity Agreement dated as of December 16, 2022 (as amended, restated or otherwise modified from time to time, the “Environmental Indemnity”), and agrees that the obligations of Borrower guaranteed under such Guaranty include, without limitation, the obligation of Borrower to repay the principal amount of the Facility, as such Facility has been modified pursuant to the terms of the Modification Agreement, on the terms and conditions set forth in such Guaranty. In addition, Guarantor acknowledges that its obligations under the Guaranty and the Environmental Indemnity are separate and distinct from those of Borrower on the Facility. Capitalized terms used herein without definition have the meanings ascribed to them in the Modification Agreement.
    Dated as of the Effective Date.

    Guarantor Consent and Reaffirmation

GUARANTOR:

CIM URBAN PARTNERS, L.P.,
a Delaware limited partnership

By:    Urban Partners GP, LLC,
    a Delaware limited liability company,
    its general partner

    By: /s/ David Thompson
    Name: David Thompson
    Title: Vice President and Chief Financial Officer

CREATIVE MEDIA & COMMUNITY TRUST CORPORATION, a Maryland corporation By: /s/ David Thompson Name: David Thompson Title: Vice President and Chief Financial Officer

    Guarantor Consent and Reaffirmation